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Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 29, 2011, is among LONE PINE RESOURCES INC., a Delaware corporation ("Parent"), CANADIAN FOREST OIL LTD., a corporation amalgamated under the laws of the Province of Alberta, Canada ("Borrower"), each of the lenders that is a signatory to, or which becomes a signatory to, the Credit Agreement (together with its successors and assigns, the "Lenders"), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent (the "Administrative Agent") and the other agents party thereto.

W I T N E S S E T H:

        1.     Parent, Borrower, the Administrative Agent, the Lenders and others as agents are parties to that certain Credit Agreement dated as of March 18, 2011 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to, and extensions of credit on behalf of, Borrower.

        2.     The parties to the Credit Agreement intend to amend the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

        I.    Amendments.

        A.    Section 2.7(a) of the Credit Agreement hereby is amended by replacing "C$300,000,000" with "C$350,000,000".

        B.    Subsection (i) of Section 4.2(u) of the Credit Agreement hereby is amended in its entirety to read as follows:

  "(i) a repayment mechanism put in place by Borrower in connection with the initial Loan sufficient to cause the outstanding intercompany advances made by FST to Borrower (the "Intercompany Debt") to be no more than U.S.$100,000,000".

        C.    Section 4.2 of the Credit Agreement hereby is amended by inserting the following Subsection 4.2(x) at the end thereof:

  "(x) The Administrative Agent and the Lenders shall have received acceptable evidence that the underwriters of that certain initial public offering of up to 19.9% of the Equity Interests of the Parent pursuant to (i) a registration statement filed with the U.S. Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended, in the United States and (ii) a Canadian prospectus in Canada (the "Lone Pine IPO"), are obligated to purchase the Equity Interests of the Parent in accordance with the terms of the Lone Pine IPO underwriting agreement."

        II.    Effectiveness.    This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by Borrower, Parent, the Administrative Agent and each of the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

        III.    Reaffirmation of Representations and Warranties.    To induce the Lenders and the Administrative Agent to enter into this Amendment, Parent and Borrower each hereby reaffirms, as of the date hereof, the following:

          A.    The representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such earlier date).

          B.    Each of Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          C.    The execution, delivery and performance by Parent and Borrower of this Amendment are within Parent's and Borrower's corporate powers and have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by Parent and Borrower, and, when duly executed and delivered by the other parties hereto, will constitute, a legal, valid and binding obligation of Parent and Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          D.    The execution, delivery and performance by Parent and Borrower of this Amendment (i) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable Governmental Rule or the Organic Documents of Parent or Borrower or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent or Borrower or either of their assets, or give rise to a right thereunder to require any payment to be made by Parent or Borrower, and (iv) will not result in the creation or imposition of any Lien on any asset of Parent or Borrower (other than Liens created under the Loan Documents).

          E.    No Default under the Loan Documents has occurred and is continuing and Parent is in compliance with the financial covenant set forth in Article VI of the Credit Agreement.

          F.     No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

        IV.    Defined Terms.    Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

        V.    Reaffirmation of Credit Agreement.    This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

        VI.    Governing Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND CANADA APPLICABLE THEREIN.

        VII.    Severability of Provisions.    Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        VIII.    Counterparts.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature

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page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

        IX.    Headings.    Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        X.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        XI.    No Oral Agreements.    THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, Parent, Borrower, the undersigned Lenders, the Administrative Agent, and the other "agents" under the Credit Agreement have executed this Amendment as of the date first above written.

LONE PINE RESOURCES INC.
By:	/s/ DAVID M. ANDERSON
Name:	David M. Anderson
Title:	President and Chief Executive Officer
CANADIAN FOREST OIL LTD.
By:	/s/ DAVID M. ANDERSON
Name:	David M. Anderson
Title:	President

[Signature Page—First Amendment to Lone Pine Credit Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent and as a Lender
By:	/s/ MICHAEL N. TAM
Name: Michael N. Tam
Title: Senior Vice President

[Signature Page—First Amendment to Lone Pine Credit Agreement]

THE TORONTO-DOMINION BANK, as a Co-Syndication Agent and as a Lender
By:	/s/ DEBBI L. BRITO
Name: Debbi L. Brito
Title: Authorized Officer

[Signature Page—First Amendment to Lone Pine Credit Agreement]

BANK OF MONTREAL, as a Co-Syndication Agent and as a Lender
By:	/s/ JAMES V. DUCOTE
Name: James V. Ducote
Title: Director

[Signature Page—First Amendment to Lone Pine Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and as a Lender
By:	/s/ ANGELA BECKER
Angela Becker,
Associate Director
By:	/s/ DAN LINDQUIST
Dan Lindquist,
Managing Director

[Signature Page—First Amendment to Lone Pine Credit Agreement]

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Co-Documentation Agent and as a Lender
By:	/s/ PAUL YOUNG
Name: Paul Young Title: Vice President

[Signature Page—First Amendment to Lone Pine Credit Agreement]

UNION BANK, CANADA BRANCH, as a Lender
By:	/s/ MATT SCHWANN
Matt Schwann Vice President
By:	/s/ PHIL TAYLOR
Phil Taylor, Senior Vice President

[Signature Page—First Amendment to Lone Pine Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, Cayman Islands Branch), as a Lender
By:	/s/ NUPUR KUMAR
Name: Nupur Kumar Title: Vice President
By:	/s/ RAHUL PARMAR
Name: Rahul Parmar Title: Associate

[Signature Page—First Amendment to Lone Pine Credit Agreement]

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender
By:	/s/ MEDINA SALES DE ANDRADE
Name: Medina Sales de Andrade Title: Vice President

[Signature Page—First Amendment to Lone Pine Credit Agreement]

BNP PARIBAS [Canada], as a Lender
By:	/s/ CORY WALLIN
Name: Cory Wallin Title: Managing Director
By:	/s/ DAVID FOLTZ
Name: David Foltz Title: Managing Director

[Signature Page—First Amendment to Lone Pine Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender
By:	/s/ SCOTT FRASER
Name: Scott Fraser Title: Director
By:	/s/ CHRIS PERKS
Name: Chris Perks Title: Managing Director

[Signature Page—First Amendment to Lone Pine Credit Agreement]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ SONIA G. TIBBATTS
Name: Sonia G. Tibbatts Title: Authorized Signatory

[Signature Page—First Amendment to Lone Pine Credit Agreement]

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  Exhibit 10.1
  [EXECUTION COPY]
FIRST AMENDMENT TO CREDIT AGREEMENT
W I T N E S S E T H